Exhibit 10.5

LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is made as of July 11, 2003, between JOSEPH V. FISHER TWO, L.L.C., a Florida limited liability company and LAVERN B. FISHER TWO, L.L.C., a Florida limited liability company (collectively, “Landlord”), and MASCO CONTRACTOR SERVICES CENTRAL, INC., a Florida corporation (“Tenant”).

Data Sheet

The following terms shall have the meanings set forth in this section unless otherwise specifically modified by provisions of this Lease:

(a)                                 “Premises”: The land and improvements, including the approximately 63,404 square foot (40,000 office and 23,404 warehouse) building (the “Building”), located at 260 Jimmy Ann Drive, Daytona Beach, Florida, as more particularly described on the attached Exhibit A-1.

(b)                                 “Commencement Date”: November 1, 2003.

(c)                                  “Expiration Date”: February 28, 2009.

(d)                                 “Term”: Five (5) years and four (4) months, subject to extension pursuant to Section 2.3.

(e)                                  “Base Rent”: See attached Exhibit B.

(f)                                   “Permitted Uses”: Office and warehouse and for purposes incidental thereto.

(g)                                  Notice and Payment Addresses:

Landlord:	Joseph V. Fisher Two, L.L.C. and
Lavern B. Fisher Two, L.L.C.
Attention: Joseph V. Fisher
1100 Ocean Drive
Summerland Key, FL 33042

Tenant:	Masco Contractor Services Central, Inc.
2339 Beville Road
Daytona Beach, FL 32119
Attention: Greg Burleson

with a copy to:	Masco Corporation
21001 Van Born Road
Taylor, MI 48180
Attention: General Counsel

ARTICLE I

DEMISE/CONDITION OF PREMISES

1.1                               Demise. Landlord leases the Premises to Tenant and Tenant rents the Premises from Landlord for the Term in accordance with the provisions of this Lease. Landlord also grants to Tenant the exclusive right to use 196 parking spaces in the Exclusive Rights Area depicted on the attached Exhibit A-3 and the non-exclusive right to use the other parking lots, driveways and other common areas (the “Common Areas”) associated with the building adjoining the Premises (the “Shopping Center Building”) and located on the adjoining parcel (the “Shopping Center Parcel”) as described on the attached Exhibit A-2 and depicted on the attached Exhibit A-3 (the Premises and the Shopping Center Parcel are sometimes collectively referred to as the “Project”); provided, however, Landlord shall not be obligated to enforce such exclusive parking rights although Tenant may do so at its expense, including erecting signs and/or marking the parking blocks or bumpers. Joseph V. Fisher, L.L.C., a Florida limited liability company (“Shopping Center Owner”), as owner of the Shopping Center Parcel, (a) has executed this Lease in order to evidence its consent to (i) the rights granted to Tenant pursuant to this Section 1.1 and the sharing of Common Area Charges pursuant to Article IV, and (b) acknowledge that in the event of a conflict between the terms of this Section 1.1 and/or Article IV of this Lease and the provisions of the Reciprocal Easement Agreement dated December 19, 1979 (recorded in Book 2133, Page 1042, Volusia County Records) between the prior owners of the Premises and the Shopping Center Parcel, the terms of this Lease shall govern and control. Shopping Center Owner and Landlord also agree that the Reciprocal Easement Agreement shall not be terminated or materially modified during the Term of this Lease. Notwithstanding the foregoing, Tenant agrees that Landlord shall have the right to lease the entire 23,404 square feet of warehouse space in the Building to Wal-Mart provided (i) the tenant vacates such space (broom-clean and in good operating condition and repair) no later than October 4, 2003, and (ii) beginning on the date on which this Lease is fully executed, Landlord grants to Tenant, without charge, (A) the exclusive right to use the remainder of the Building for the storage of construction and building materials, and (B) the non-exclusive right to use two dock-high loading doors at the rear of the warehouse (Landlord shall promptly remove the dumpster from in front of such doors).

1.2                               Condition of Premises. Landlord shall complete the work described on the attached Exhibit C (the “Landlord Improvements”) in a good and workmanlike manner and in accordance with the provisions of the attached Exhibit B and all applicable codes, laws, ordinances and regulations. If the Landlord Improvements have not been substantially completed on or before August 15, 2003, then Tenant shall have the right to complete the Landlord Improvements and Landlord shall reimburse Tenant for all reasonable costs and expenses expended by Tenant in connection therewith within fifteen (15) days after Landlord receives Tenant’s written itemized statement. If Landlord fails to so reimburse Tenant, then Tenant shall have the right to set off such amounts (plus interest thereon at the Default Rate) against the next ensuing rent payments until Tenant has been fully reimbursed.

Upon execution of this Lease, Tenant, its employees, agents and contractors shall have the right to enter upon the Premises prior to the Commencement Date for the purpose of performing such improvements and alterations as Tenant requires for its use of the Premises, including installing racking, networking and telephone wiring, cabling and equipment and other special equipment, all of which is consented to by Landlord. In addition, Tenant shall have the right to make certain other improvements and repairs to the Premises (the “Tenant Improvements”) pursuant to mutually agreeable plans and specifications, which shall include but not be limited to the items described on the attached Exhibit D. In the event that the parties are unable to agree upon the plans and specifications for the Tenant Improvements on or before August 31, 2003, Tenant shall have the right to terminate this Lease by written notice to Landlord. Subject to Section 10.1E of this Lease, Tenant shall have the right to use the Premises prior to the Commencement Date to the extent permitted by any temporary certificate of occupancy or applicable codes, laws, ordinances and regulations. With respect to all warranties received by Landlord that relate to any items that Tenant is obligated to maintain or repair, Landlord shall assign such warranties to Tenant to the extent such warranties are assignable, and to the extent such warranties are not assignable, Landlord shall enforce such warranties promptly after receiving Tenant’s request for same.

ARTICLE II

TERM

2.1                               Commencement and Expiration. The Term shall begin on the Commencement Date specified in the Data Sheet and shall end at 11:59 PM on the Expiration Date specified in the Data Sheet unless extended as provided below. Unless otherwise specified herein, the “Term” shall mean the term of this Lease, including any extensions or renewals thereof, and specifically including the Extended Term(s).

2.2                               Rent Prorations. If the Commencement Date is other than the first day of a calendar month, rent for the period from the Commencement Date to the end of the month shall be prorated on a daily basis. Similarly, rent for any partial month at the end of the Term shall be prorated on a daily basis.

2.3                               Extension. Tenant shall have one (1) option to extend the Term for a period of two (2) years and then four (4) additional options to extend the Term for a period of one (1) year each (the “Extended Term(s)”) on the same terms presently contained in this Lease, except that the Base Rent shall be as provided on Exhibit B. Each such option shall be exercisable by Tenant by giving written notice to Landlord of its election to extend at least three (3) months before the expiration of the then-current Term. Tenant shall be entitled to exercise each option only if at the time of exercise this Lease is in full force and effect and Tenant is not in default hereunder beyond any applicable notice and cure period.

ARTICLE III

RENT

3.1                               Base Rent. Tenant shall pay to Landlord, without setoff, deduction or demand, except as otherwise expressly set forth herein, Base Rent in equal monthly installments in advance on or before the first day of each month during the Term.

3.2                               Additional Base Rent. Landlord shall pay the first $500,000 of the cost of the Tenant Improvements provided for in Section 1.2 and Tenant shall pay any costs for the Tenant Improvements in excess of $500,000. Tenant shall repay to Landlord, in the form of monthly installments of Additional Base Rent, the amount by which the cost of the Tenant Improvements exceeds $115,000 (which shall be paid by Landlord without reimbursement by Tenant), up to and including $500,000, for a maximum reimbursement to Landlord of $385,000. The monthly installments of Additional Base Rent shall be determined by amortizing the reimbursable amount at an annual rate of six percent (6%) over the initial Term of the Lease (excluding the Extended Terms). Landlord and Tenant shall enter into an Amendment to this Lease that sets forth the amount of the reimbursement and the amount of the monthly Additional Base Rent payments. No Additional Base Rent shall be due during the Extended Terms.

3.3                               Rent. For purposes of this Lease, the term “Rent” shall include Base Rent, Additional Base Rent and all other amounts payable by Tenant to Landlord pursuant to this Lease. All Rent payments shall be subject to applicable Florida sales tax.

ARTICLE IV

ADDITIONAL CHARGES

4.1                               Definitions.

A.                                    For purposes of this Lease, “Taxes” shall mean real estate taxes relating to the Premises (which Landlord represents to Tenant are separately assessed from the remainder of the Project) and payable during any calendar year in which any part of the Term falls, subject to the following exceptions:

i.                                          “Taxes” shall not include any transfer, franchise, income, estate or inheritance taxes imposed on Landlord or any general or special assessments except to the extent such assessments are attributable to or caused by additions, improvements, expansions or other modifications made to the Premises by or for Tenant.

ii.                                       With respect to any Taxes payable in annual installments, “Taxes” shall include with respect to any year only the minimum amount payable during that year.

iii.                                    “Taxes” shall not include increases in Taxes attributable to or caused by additions, improvements, expansions or other modifications to the Premises or the premises of other tenants of the Project (other than those that are made to the Premises by or for Tenant).

iv.                                   To the extent the Taxes cover periods beginning earlier than the Commencement Date or extending later than the expiration or termination of this Lease, such Taxes shall be prorated to cover the Term only.

Landlord shall provide a copy of all tax bills to Tenant promptly after receipt by Landlord. In the event that Landlord does not elect to prosecute an appeal or other suit for relief relating to the Taxes or the assessed value of the Premises (“Appeals”) for a particular year, Tenant shall have the right (but not the obligation) to prosecute, in its own name or in Landlord’s name, and Landlord shall cooperate with Tenant in, such Appeals. Any refunds or credits received as a result of any Appeals shall be applied first to the reasonable costs and expenses incurred by the appealing party in prosecuting such Appeals and any remaining balance shall be allocated between Landlord and

Tenant based on the portion of the original Taxes paid by each of them from which the refund or credit was derived.

B.                                    For purposes of this Lease, “Common Area Charges” shall mean the cost of operating and maintaining the Common Areas (whether incurred by Landlord or Shopping Center Owner), including but not limited to the cost of landscaping, lighting, painting, policing, securing, inspecting, repairing and/or replacing all or any part of the Common Areas. Notwithstanding the foregoing, (i) if Landlord or Shopping Center Owner is required to capitalize any of the foregoing items set forth in this Section 4.1B for Federal income tax purposes, only the annual amortization shall be included in such Common Area Charges during any calendar year, and (ii) the Common Area Charges set forth in this Section 4.1B shall not include:

(a)                                 any cost or expense associated with the acquisition or original construction of the Premises or the Project or any subsequent improvement or expansion of same;

(b)                                 any cost or expense associated with compliance with any governmental requirement regarding Hazardous Substances located in, on or under the Premises, the Building, the Shopping Center Parcel or improvements, including, but not limited to, the removal, encapsulation, disposal or remediation of Hazardous Substances;

(c)                                  interest, late charges and penalties on any charges payable by Landlord that are included within Common Area Charges;

(d)                                 management fees in excess of three (3%) percent of the gross receipts of the Project.

(e)                                  any taxes or assessments payable by Landlord;

(f)                                   debt service on any mortgages of Landlord and rental under any ground or underlying lease and charges and fees incurred by Landlord in connection with the procurement and recording of any such mortgage or ground or underlying lease;

(g)                                  wages, salaries and benefits and/or management and/or administrative fees; and

(i)                                     costs, fines or penalties incurred due to violations by Landlord of any governmental law, rule or regulation and defense of same.

C.                                    For purposes of this Lease, “Insurance Costs” shall mean Landlord’s premiums for the insurance on the Building and other improvements located on the Premises that Landlord is required to carry pursuant to Paragraph 6.1C of this Lease, which Landlord represents are separately invoiced and applicable with respect to the Premises only.

D.                                    For purposes of this Lease, “Tenant’s Proportionate Share” shall be computed based on the ratio that the total leasable ground floor area of the Building bears to the total leasable ground floor area of the buildings in the Project. As of the date of this Lease, Tenant’s Proportionate Share is 41%.

4.2                               Payment. Tenant shall pay as Additional Rent to Landlord, without setoff, deduction or demand, except as expressly set forth herein, (a) Taxes and Insurance Costs within ten (10) days after receipt of an invoice therefor from Landlord, together with copies of the supporting documentation, and (b) Tenant’s Proportionate Share of Common Area Charges, in equal monthly installments as provided in the next sentence, at the same time and in the same manner as Base Rent. Landlord shall reasonably estimate the total annual Common Area Charges and Tenant shall pay one-twelfth (1/12) of Tenant’s Proportionate Share of such Charges to Landlord, which shall be held in escrow and applied to such Charges as they become due. If the amount held by Landlord is not sufficient to pay such Common Area Charges for the year in question, Tenant shall pay to Landlord the difference between Tenant’s total payments and Tenant’s Proportionate Share of the actual Charges for that particular year within ten (10) days after written notice by Landlord. If the amount held by Landlord exceeds the amount required to pay the Charges for a single year, any excess shall be refunded to Tenant or credited against the next payments coming due, at Tenant’s election. Landlord shall not be required to pay any interest on the money so held. Landlord shall provide a reasonably detailed annual statement and reconciliation of the Common Area Charges (together with copies of the supporting documentation)(the “Annual Statement”) to Tenant within thirty (30) days after the end of each calendar year. Tenant shall have the right to inspect and/or audit Landlord’s books and records with respect to Common Area Charges, Taxes and Insurance Costs upon thirty (30) days prior written notice to Landlord but not later than 120 days after Tenant’s receipt of the Annual Statement for a particular year. In the event such audit reveals an overpayment by Tenant in excess of three (3%) percent of Tenant’s annual payment of the Common Area Charges, Landlord shall pay (or reimburse Tenant for) the cost of such audit.

4.3                               Taxes on Tenant’s Personal Property. Prior to delinquency, Tenant shall also pay as Additional Rent, directly to the applicable taxing authorities, all taxes assessed against or attributable to Tenant’s personal property, including machinery and equipment, located at the Premises.

ARTICLE V

QUIET ENJOYMENT

Landlord represents and warrants to Tenant that (a) Landlord is the legal owner of the Premises, (b) Landlord has the right to make this Lease, and (c) Tenant shall be entitled to peaceably and quietly enjoy the Premises and the Common Areas without hindrance or interference by any person or entity whatsoever, subject to and in accordance with the provisions of this Lease.

ARTICLE VI

INSURANCE, INDEMNITY AND RELEASES

6.1                               Insurance.

A.                                    Tenant shall, at its expense, keep its personal property located at the Premises insured against loss or damage by fire and such other risks as are included in a standard “all risks” policy, including, without limitation, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion, water damage, sprinkler leakage and floods.

B.                                    Tenant shall, at its expense, maintain comprehensive general liability insurance against claims for personal injury, death or property damage occurring at the Premises, to the limits of at least $1,000,000 per occurrence, with Landlord and any mortgagees of the Premises being named thereon as additional insureds.

C.                                    Landlord shall, at its expense, keep the Building and other improvements located on the Premises (other than Tenant’s personal property) insured for their full replacement value against loss or damage by fire and such other risks as are included in a standard “all risks” policy, including, without limitation, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion, water damage, sprinkler leakage and floods. Tenant shall pay the Insurance Costs with respect to the Premises in accordance with Section 4.2. Tenant shall have the option to obtain competitive bids for Landlord’s insurance for the Premises at any time during the Term and Landlord agrees to obtain such insurance from the insurance company offering the lowest premiums provided the coverage is comparable.

D.                                    Insurance policies maintained pursuant to this Article shall be written by companies authorized to do business in the state of Florida.

6.2                               Release. Tenant and Landlord each hereby waives, releases and discharges Landlord and Tenant, respectively, and their respective officers, employees, directors and agents (the “Released Parties”), from any loss, liability, damage, suit, claim, action, fine, penalty, cost or expense, including reasonable attorney fees (collectively, “Loss”), arising out of damage to or destruction or loss of use of property caused by theft, casualty or any other cause whatsoever, to the extent of the insurance proceeds received by the releasing party (or which would have been received had such party carried the insurance that it is required to carry under this Lease) with respect to such Loss. This paragraph shall not affect the parties’ repair obligations under other provisions of this Lease. Insurance policies maintained pursuant to this Article for loss or damage by fire or other risks shall permit the foregoing release of liability and include a waiver of subrogation clause as to the Released Parties.

6.3                               Tenant’s Indemnity. Except to the extent caused by or resulting from the negligence or willful act of any of the Tenant Indemnified Parties, or a breach of this Lease by Landlord, Tenant shall indemnify and hold harmless Landlord, its officers, employees, directors and agents (the “Tenant Indemnified Parties”) against and in respect of any Loss to the extent relating to or arising out of Tenant’s use of or operations or activities on the Premises during the Term, including environmental contamination (or aggravation of existing environmental conditions) of the Premises or the Common Areas, the groundwater of the Premises or the Common Areas, or adjoining properties. If an action or proceeding is brought against any Tenant Indemnified Party by reason of any such Loss, Tenant, upon receipt of notice from such Tenant Indemnified Party, shall resist or defend the action or proceeding with counsel reasonably satisfactory to Landlord. This indemnity by Tenant shall survive the expiration or termination of this Lease.

6.4                               Landlord’s Indemnity. Except to the extent caused by or resulting from the negligence or willful act of any of the Landlord Indemnified Parties, or a breach of this Lease by Tenant, Landlord shall indemnify and hold harmless Tenant, its officers, employees, directors and agents (the “Landlord Indemnified Parties”) against and in respect of any Loss to the extent relating to or arising out of the use of or operations or activities on the Premises or the Common Areas by Landlord, any third party and/or any prior owners, tenants or occupants prior to or during the Term, including environmental contamination (or aggravation of existing environmental conditions) of the Premises or the Common Areas, the groundwater of the Premises or the Common Areas, or adjoining properties. If an action or proceeding is brought against any Landlord Indemnified Party by reason of any such Loss, Landlord, upon receipt of notice from such Landlord Indemnified Party, shall resist or defend the action or proceeding with counsel reasonably satisfactory to Tenant. This indemnity by Landlord shall survive the expiration or termination of this Lease.

6.5                               Environmental. Notwithstanding the foregoing or any provision of this Lease to the contrary, (a) Tenant’s obligation to clean up the Premises or to remediate any contamination shall not require Tenant to perform such clean-up or remediation to standards more stringent than the then-current applicable governmental regulations and clean-up standards for industrial properties with respect to hazardous, toxic or radioactive substances, materials or wastes (“Hazardous Substances”); (b) Tenant shall not have any responsibility or obligation for clean-up, remediation, defense or indemnification with respect to any Hazardous Substances, except to the extent such Hazardous Substances are caused by the operations of Tenant at the Premises during the Term; and (c) Landlord shall indemnify, defend (with counsel reasonably satisfactory to Tenant) and hold harmless Tenant from and against any and all Loss arising from or out of the presence, discharge, generation, removal, transportation, treatment, disposal, release or remediation of Hazardous Substances in, on, under or from the Premises or the Common Areas (including the groundwater of same) except to the extent caused by the operations of Tenant at the Premises during the Term.

ARTICLE VII

ALTERATIONS AND IMPROVEMENTS

7.1                               Consent Required. Tenant shall not make any improvements, alterations, additions or installations in or to the Premises (“Work”) without Landlord’s prior written consent, which shall not be unreasonably withheld. Such Work shall be deemed part of the Premises and Tenant shall not be obligated to remove such Work unless Tenant elects to remove it. Landlord’s consent shall not be required for, and Tenant shall not be obligated to remove, ordinary maintenance and repair or nonstructural alterations to the Premises, the cost of which is less than $10,000 per occurrence. Tenant shall indemnify, defend and hold harmless Landlord from any and all costs, expenses, claims and liability connected with the Work, For purposes of this Lease, the “structural portions” of the Premises and the Building shall mean the foundation, floor, roof, exterior walls and skin, and load bearing walls and columns.

7.2                               Compliance and Quality. All Work shall comply with all applicable laws and insurance requirements and shall be performed in a good and workmanlike manner.

7.3                               Removal. Except as provided in Section 7.1, Landlord, by notice to Tenant, may require Tenant at any time to remove any improvements or alterations made by Tenant without Landlord’s consent, and Tenant shall repair any damage to the Premises caused by such removal.

ARTICLE VIII

MAINTENANCE AND REPAIR

8.1                               Tenant shall perform reasonable and customary maintenance of the Premises during the Term of this Lease, including maintaining periodic service agreements for and performing customary maintenance of the electrical and plumbing systems, the fire sprinkler or other fire suppression system and the HVAC system (the “Systems”); provided, however, Tenant shall not be obligated to perform any repairs, replacements or maintenance of the structural portions of the Premises (other than such items as shall be installed by Tenant) or make any replacements of or capital repairs to the Systems (other than such items as shall be installed by Tenant or Landlord during the Term), all of which shall be performed by Landlord at its expense. Landlord, its employees and agents shall have the right to inspect the Premises at all reasonable times upon reasonable advance notice to confirm Tenant’s use of the Premises and compliance with this Lease.

8.2                               Except for the maintenance to be performed by Tenant pursuant to Section 8.1, Landlord shall, at its expense, perform all maintenance, repair and replacement of the Premises and the Common Areas as are necessary, in Landlord’s reasonable business judgment, to keep the same in good order, condition and repair, reasonable wear and tear excepted, including keeping the parking lots, driveways and sidewalks free of ice, snow and other conditions that are or may become unsafe. In addition, Landlord shall, at its expense, keep the Premises and the Common Areas in such repair as may be necessary to avoid the imposition of any fine or lien by any governmental authority as a result of physical deterioration of the Premises and/or the Common Areas.

8.3                               At the expiration or earlier termination of this Lease, Tenant shall deliver the Premises to Landlord in substantially the same condition as the Premises existed on the date hereof, except that Tenant’s obligation will be subject to, and Tenant will not be obligated to repair or remove (a) reasonable wear and tear, (b) damage caused by any insured casualty, (c) damage caused by the negligence, act or omission of Landlord or its officers, employees, contractors or agents, or by the breach of this Lease by Landlord, (d) the Tenant Improvements and other permitted alterations for which Landlord’s consent is not required or which are not expressly conditioned upon a written requirement for removal at the time Landlord’s consent to allow such alterations is given, and (e) damage caused by a taking by any governmental authority.

ARTICLE IX

ASSIGNMENT AND SUBLETTING

9.1                               Consent Required. Tenant shall not, without Landlord’s prior written consent, which shall not be withheld unreasonably: (a) assign this Lease or any interest under it other than for security purposes, (b) sublet the Premises or any part of it, or (c) permit the use of the Premises by any parties other than Tenant, its agents and employees. Except for assignments permitted pursuant to Section 9.2 below, Tenant shall notify Landlord at least ten (10) days before any proposed assignment or subletting.

9.2                               Permitted Assignments. Notwithstanding the provisions of Section 9.1 or any other provision of this Lease to the contrary, Tenant shall have the right, without (a) Landlord’s consent, (b) current or future compensation to Landlord, (c) reimbursement of any expense incurred by

Landlord, or (d) triggering any termination or other rights of Landlord, to transfer or assign this Lease or sublet any portion or the whole of the Premises to (i) Masco Corporation, Masco Building Products Corp. or Masco Corporation of Indiana (each a “Masco Company”), (ii) any wholly-owned or substantially wholly-owned direct or indirect subsidiary corporation of either Tenant or a Masco Company, (iii) any corporation succeeding to all or substantially all of the assets of Tenant as a result of a consolidation or merger, (iv) an entity (or a direct or indirect subsidiary of an entity) to which all or substantially all of the assets of Tenant or Tenant’s operation at the Premises have been sold, or (v) an entity (or a direct or indirect subsidiary of an entity) to which all or substantially all of the voting capital stock of Tenant has been sold. If this Lease is transferred or assigned to a subsidiary or affiliate corporation of Tenant pursuant to the foregoing, a subsequent sale of all or substantially all of the assets or voting capital stock of such transferee or assignee shall not be deemed to be a transfer or assignment of this Lease which requires Landlord’s consent. Tenant shall be released from all liability accruing under this Lease after the effective date of any such transfer or assignment.

9.3                               Documentation. Other than the assignments, transfers or subleases permitted pursuant to Section 9.2, subtenants or assignees shall agree in a form reasonably satisfactory to Landlord to comply with and be bound by all provisions of this Lease to the extent of the Premises and amount of the Term sublet or assigned and Tenant shall deliver to Landlord promptly an executed copy of each sublease or assignment and an agreement of compliance from each subtenant or assignee. Landlord’s consent to any assignment or sublease shall not be a waiver of Landlord’s rights under this Article as to any subsequent assignment or sublease.

9.4                               Effect of Assignments. Any sale, assignment, mortgage, transfer or sublease of the Premises by Tenant not in compliance with this Article shall be voidable by Landlord at its option.

ARTICLE X

ADDITIONAL COVENANTS OF TENANT

10.1                        Tenant agrees that it shall

A.                                    Use. Use the Premises only for Permitted Uses and not for the storage of Hazardous Substances (other than insulation and other materials used by Tenant in the ordinary course of its business) or for any other purpose without Landlord’s prior consent, which shall not be withheld unreasonably.

B.                                    Sidewalks. Not encumber or obstruct any sidewalks adjoining the Building, nor allow them to be obstructed or encumbered, nor place anything on the sidewalks without Landlord’s prior consent.

C.                                    Refuse. At its expense, keep the Premises clean and remove all refuse resulting from Tenant’s operations.

D.                                    Notice of Conditions. Promptly report to Landlord in writing any defective condition in the Premises known to Tenant.

E.                                     Utilities. Commencing on the date that Wal-Mart vacates the warehouse portion of the Premises, pay any charges for utility services furnished to the Premises.

F.                                      Insurance. Not do or permit any act or condition in the Premises that would invalidate or conflict with any certificate of occupancy or insurance policy covering the Premises or that would otherwise make insurance unavailable. Tenant shall, at its expense, comply with all requirements of the National Board of Fire Underwriters, local rating bureaus, and any other similar body having jurisdiction.

G.                                    Liens. At its expense, cause to be discharged or bonded over within thirty (30) days after filing any construction lien claim filed against the Premises for work or materials claimed to have been performed for or furnished to or on behalf of Tenant. Notwithstanding the foregoing, Tenant shall have the right to contest any such liens in good faith and shall not be obligated to discharge or bond against such liens, and Landlord shall not be entitled to discharge such liens on behalf of Tenant, unless and until the earlier of (i) the date on which the lien claimant obtains a final judgment with respect to its lien, or (ii) the date on which the discharge of such lien is required in order to consummate an arms-length sale or refinancing of the Premises to or by an unrelated third party.

H.                                   Laws. At its expense, comply with all laws and orders of governmental authorities that impose any duty on Tenant arising from Tenant’s use of the Premises, conditions created by or at the instance of Tenant, or a breach of any of Tenant’s obligations under this Lease. Notwithstanding the foregoing, Tenant shall not be responsible for complying with any such laws or orders, including but not limited to the Americans With Disabilities Act, as amended, which may require structural alterations or additions to the Premises, all of which shall be the obligation of Landlord at its sole cost and expense; provided, however, Tenant shall comply with all such applicable laws and orders with respect to the Tenant Improvements and any other alterations or improvements made to the Premises by Tenant (including Work pursuant to Section 7.1). Without limiting the generality of the foregoing, Landlord, at its sole cost and expense, shall be responsible for complying with the applicable provisions of the Americans With Disabilities Act and the Regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as same may be amended (collectively, the “ADA”), relating to (i) the Landlord Improvements, (ii) the structural portions of the Premises, and (iii) the Common Areas (collectively, “Landlord’s Work”). Landlord shall indemnify, defend and hold harmless Tenant from and against any Loss in connection with or resulting from compliance or non-compliance with the provisions of the ADA relating to Landlord’s Work.

I.                                        Landlord’s Right of Access. Give Landlord and its agents, employees, lessors, mortgagees and any other persons authorized by Landlord access to the Premises, at all reasonable times upon reasonable advance notice and at any time in an emergency, to (i) inspect the Premises, show the Premises for sale, or make repairs, additions or alterations, or (ii) show the Premises for lease during the last three (3) months of the Term only.

10.2                        Tenant agrees that the covenants set forth in this Lease, including those set forth in Section 10.1, shall be binding upon Tenant, its subtenants and assignees, and their respective employees, agents and invitees, and that Tenant shall be liable for the breach of such covenants by any of such persons or entities to the same extent that Tenant would be liable for its breach of such covenants.

ARTICLE XI

DAMAGE BY FIRE OR OTHER CASUALTY

In the event of fire or other casualty to the Premises, the Rent shall be abated entirely if twenty-five percent (25%) or more of the interior floor space of the Building shall be damaged, but if less than twenty-five percent (25%) of the interior floor space shall be damaged, the Rent shall abate pro rata in direct proportion to the part of the Building that shall then be unsuitable for Tenant’s use. Subject to Tenant’s termination rights pursuant to the next sentence, Landlord shall be required to restore the Premises as soon as possible, using due diligence. In the event that (a) the Premises shall not be restorable, (b) the restoration shall not have been commenced within thirty (30) calendar days after such casualty, or (c) full restoration shall not have been completed within ninety (90) calendar days after such casualty, then, in any such event, Tenant shall have the right to terminate this Lease effective immediately by written notice to Landlord. In the event this Lease is terminated pursuant to this Article XI or Article XII below, the Rent shall be apportioned between Landlord and Tenant as of the date of the casualty or taking, as applicable.

ARTICLE XII

EMINENT DOMAIN

12.1                        Definition. “Eminent domain” shall include the exercise of the power of eminent domain or condemnation or any similar governmental power and any purchase or other acquisition in lieu of condemnation.

12.2                        Termination. On an exercise of the power of eminent domain affecting the Premises or the Common Areas, Tenant may terminate this Lease by notice to Landlord within thirty (30) days after the date of the taking, specifying a termination date at least thirty (30) days after the date of the notice, if as a result of the taking so much of the Premises or the Common Areas is taken that the Premises are rendered unsuitable or the Common Areas inadequate for the purposes intended under this Lease.

12.3                        Damages. All damages awarded for any taking of the fee and leasehold interests in the Premises shall belong to Landlord. Tenant may prove in any proceedings and receive a separate award for any other condemnation awards available under applicable law. If any damages are paid to Landlord and Tenant does not elect to terminate this Lease as provided above, the Rent will be equitably adjusted based on the portion of the Premises taken.

ARTICLE XIII

DEFAULTS AND REMEDIES

13.1                        Defaults. Tenant shall be in default under this Lease if:

A.                                    Tenant fails to pay to Landlord any payments due under this Lease when due and such nonpayment continues for ten (10) days after written notice of delinquency from Landlord to Tenant; or

B.                                    Tenant fails to perform any of Tenant’s other obligations under this Lease and such nonperformance continues for thirty (30) days after written notice from Landlord to Tenant; provided, however, that if such default cannot reasonably be cured within such thirty (30) day period, Tenant shall not be in default if it commences the cure thereof within such thirty (30) day period and thereafter diligently pursues such cure to completion; or

C.                                    Tenant becomes the subject of, whether voluntarily or involuntarily, a petition in (i) bankruptcy or insolvency, or (ii) for liquidation, reorganization or involuntary dissolution, or (iii) for the appointment of a receiver or trustee of all or any of Tenant’s property, or Tenant makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with creditors, except that in an involuntary situation, no default shall exist unless the petition or appointment is not dismissed within ninety (90) days.

13.2                        Landlord’s Performance of Tenant’s Obligations. In case of a nonmonetary default by Tenant, without waiving or releasing Tenant from any obligations, Landlord may remedy the default for the account and at the expense of Tenant, immediately and without notice in case of emergency, but in any other case only after Tenant’s failure to remedy the default after notice and expiration of any applicable cure period.

13.3                        Interest Charges. Any Rent, and any expenditures or obligations incurred for the payment of money in connection with either party’s default, including but not limited to reasonable attorney fees and expenses incurred in instituting, prosecuting or defending any action or proceeding, or other amounts owing from one party to the other under this Lease, which are not paid within five (5) days after the due date, shall bear interest from the date due until paid at the lesser of (a) two (2) percentage points in excess of the prime rate of interest published in The Wall Street Journal, adjusted from time to time as this prime rate changes, or (b) the highest rate of interest permitted in the state where the Premises is located for similar obligations (the lesser of such rates being the “Default Rate”).

13.4                        Remedies. In the event of a default by Tenant under this Lease, (a) Landlord shall be entitled to enter upon the Premises and evict Tenant in accordance with applicable law, accelerate all Rent due under this Lease through the end of the Term and/or exercise any and all remedies available under applicable law, and (b) Tenant shall pay to Landlord all costs and expenses, including reasonable attorney fees, incurred by Landlord in exercising its remedies or enforcing its rights under this Lease.

13.5                        Default by Landlord. To the extent Landlord is obligated under this Lease to pay any amounts, maintain or repair any portion of the Premises, or to perform any other obligation under this Lease, and Landlord fails to make such payment and/or perform such maintenance, repair or other obligation within thirty (30) days after receipt of written notice from Tenant of the necessity therefor (or within such shorter period of time, if any, as is reasonable in the event of an emergency), Tenant may make such payment or perform such maintenance, repair or other obligation, and

Landlord shall reimburse Tenant for all reasonable costs and expenses expended by Tenant in connection therewith within fifteen (15) days after Landlord receives Tenant’s written itemized statement. If Landlord fails to so reimburse Tenant, in addition to any other remedies available under applicable law, Tenant shall have the right to set off such amounts (plus interest thereon at the Default Rate) against the next ensuing rent payments until Tenant has been fully reimbursed.

ARTICLE XIV

SURRENDER OF PREMISES; HOLDOVER

14.1                        Surrender. On the Expiration Date or on sooner termination of this Lease, Tenant shall peaceably surrender the Premises in good order and in a condition consistent with Article VIII. On or before the Expiration Date or on the date of sooner termination of this Lease, Tenant shall, at its expense, remove from the Premises all property owned by or in the custody of Tenant and all property not timely removed shall be deemed abandoned. Tenant appoints Landlord its agent to remove Tenant’s property from the Premises on termination of this Lease and to arrange for transportation and storage of Tenant’s property for Tenant’s benefit, all at Tenant’s sole cost and risk, and Landlord shall not be liable for damage, theft, misappropriation, loss or in any other manner except to the extent due to the negligence or wilful act of Landlord, its officers, employees, directors or agents. Tenant shall reimburse Landlord on demand for any reasonable expenses incurred by Landlord with respect to demolition, removal, transportation or storage of abandoned property. Tenant shall promptly surrender at the place then fixed for the payment of Rent all keys for the Premises and shall inform Landlord of the combinations of any vaults, locks and safes left on the Premises.

14.2                        Holdover. If Tenant remains in possession of the Premises after expiration or earlier termination of this Lease with Landlord’s consent but without the execution of a new lease (including possession required in order for Tenant to deliver the Premises in the condition required pursuant to Section 8.3), Tenant shall be deemed to be occupying the Premises from month-to-month, subject to all of the provisions of this Lease as are applicable to a month-to-month tenancy, and at a Base Rent equal to 103% of the then-current Base Rent, calculated and paid on a monthly basis. Any holding over by Tenant without Landlord’s consent shall be at a Base Rent equal to 150% of the then-current Base Rent. Any holdover tenancy, whether with or without consent, shall continue until such tenancy shall be terminated by either Landlord or Tenant giving written notice of termination to the other party at least thirty (30) days prior to the effective date of termination.

ARTICLE XV

MORTGAGEES AND PURCHASERS

15.1                        Priority. Tenant’s rights under this Lease are and shall always be subordinate to the lien of any mortgages or other security instruments (“Superior Encumbrances”) now or subsequently encumbering the Premises or any part of it, and to amendments, replacements, renewals and extensions of such Superior Encumbrances, provided that Tenant’s use and occupancy of the Premises shall not be disturbed by any mortgagee or other security holder (“Security Holder”) as long as Tenant is not in default under this Lease beyond any applicable notice and cure periods. This clause shall be self-operative and no further instrument of subordination shall be required, but Tenant shall execute such reasonable further assurances as Landlord may request, provided the Security

Holder contemporaneously executes a nondisturbance agreement reasonably satisfactory to Tenant. Any Security Holder may elect that this Lease shall have priority over its Superior Encumbrance and on notification of this election by a Security Holder to Tenant, this Lease shall be deemed to have such priority whether this Lease is dated before or after the date of the Superior Encumbrance.

15.2                        Estoppel Certificates. Tenant shall, from time to time within twenty (20) days after Landlord’s written request, execute, acknowledge and deliver to Landlord or its designee a written certification stating to Tenant’s knowledge, without inquiry or investigation: (a) the date this Lease was executed and the date it expires; (b) the date Tenant entered into occupancy of the Premises; (c) the amount of each component of Rent and the date to which each component of Rent has been paid; (d) that this Lease is unmodified and in full force and effect (or if modified, that the Lease as modified is in full force and effect and stating the modifications); (e) that Landlord is not in default under any provision of this Lease (or if in default, the specific nature of the default); and (f) such other matters as may be reasonably requested by Landlord or any prospective purchaser or Security Holder of the Premises. Tenant shall modify the foregoing certification to reflect accurately the status of this Lease. Any prospective purchaser or Security Holder may rely on any certification delivered pursuant to this Section 15.2. Landlord shall execute a comparable estoppel certificate within twenty (20) days after Tenant’s written request.

15.3                        Mortgagee’s Right to Cure. Provided a Security Holder of the Premises notifies Tenant in writing of its address, Tenant shall give the Security Holder, by certified or registered mail, or by overnight courier service, a copy of any notice of default served on Landlord and agrees that the Security Holder may, but need not, cure any such defaults within the time periods specified in Section 13.5.

15.4                        Transfer of Landlord’s Interest. If Landlord’s interest in the Premises or any part of it is sold or transferred (other than transfers for security purposes only), Tenant shall attorn to the transferee, provided the transferee signs an assumption and nondisturbance agreement reasonably satisfactory to Tenant. Notwithstanding any such transfer, Landlord shall not be released from any liability accruing under this Lease prior to the effective date of such transfer.

ARTICLE XVI

MISCELLANEOUS PROVISIONS

16.1                        No Reservation. Submission of this Lease for examination does not constitute a reservation or option to lease the Premises. This Lease becomes effective as a lease only on execution and delivery by Landlord and Tenant.

16.2                        No Partnership. The relationship of Landlord and Tenant created by this Lease shall not constitute or be construed as a partnership, principal-agent relationship, joint venture or other cooperative enterprise.

16.3                        Entire Agreement. This Lease contains all agreements between Landlord and Tenant relating to its subject matter. No prior agreements or understandings shall be valid or of any force or effect and this Lease shall not be altered, modified or amended except in a written document signed by Landlord and Tenant.

16.4                        Governing Law. This Lease shall be construed according to and governed by the internal laws of the state in which the Premises is located without reference to the choice of law rules of such state or any other state.

16.5                        Headings. Titles to sections of this Lease are not a part of the Lease and shall have no effect on the interpretation of any part of it.

16.6                        Severability. Any provision of this Lease proven to be invalid, void or illegal shall not affect any other provision and the remaining provisions shall remain in full force and effect. If the intent of any provision of this Lease so indicates, a party’s obligations under such section shall survive expiration or earlier termination of this Lease.

16.7                        Notices and Consents. All notices and consents required or permitted under this Lease must be made in writing and served personally, by registered or certified mail, return-receipt requested, postage prepaid, or by overnight courier service, addressed as set forth in the Data Sheet or at such other address(es) as the parties may from time to time otherwise designate to each other in accordance with this Section 16.7. Notices and consents shall be deemed given (a) when personally delivered, (b) three (3) business days after being deposited in the mail, or (c) one (1) business day after being given to the courier service. Unless otherwise specified, whenever a party’s consent is required under this Lease, such consent shall not be unreasonably withheld, delayed or conditioned.

16.8                        Dates; Force Majeure. Except where otherwise indicated, time is of the essence of this Lease. However, if circumstances beyond a party’s control prevent timely performance of an obligation (other than an obligation to pay money), the time for performance shall be extended by the amount of time performance is prevented, provided the delayed party promptly notifies the other party about such delay and the cause of same.

16.9                        Waivers. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other with respect to any matters whatsoever arising out of or in any way connected with this Lease, their relationship as landlord and tenant, Tenant’s use or occupancy of the Premises and any statutory or other remedy.

16.10                 Attorney Fees. In the event either party commences litigation in order to enforce its rights under this Lease or as a result of a default by the other party, the losing party shall pay the reasonable attorney fees and expenses incurred by the prevailing party.

16.11                 Persons Bound. This Lease binds and benefits Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

16.12                 Counterparts. This Lease may be executed by the exchange of facsimile signature pages (with hard copy originals to follow by overnight courier service) and in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same document.

16.13                 Brokers. Landlord shall be solely responsible for, and shall indemnify, defend and hold harmless Tenant with respect to any loss, damage, costs and expenses (including reasonable attorney fees and court costs) relating to or arising out of, any commissions or other compensation due or alleged to be due Selby Realty, Inc. in connection with this Lease.

Landlord and Tenant have executed this Lease Agreement as of the date first set forth above.

Landlord:		Tenant:
JOSEPH V. FISHER TWO, L.L.C.,		MASCO CONTRACTOR SERVICES
a Florida limited liability company		CENTRAL, INC., a Florida corporation

By:	/s/ Joseph V. Fisher	By:	/s/ John R. Leekley
Name:	Joseph V. Fisher	Name:	John R. Leekley
Its:	Managing Member	Its:	Vice President

LAVERN B. FISHER TWO, L.L.C.,
a Florida limited liability company

By:	/s/ Joseph V. Fisher
Name:	Joseph V. Fisher
Its:	Managing Member

Section 1.1 and Article IV are consented
and agreed to by Shopping Center Owner
JOSEPH V. FISHER, L.L.C.,
a Florida limited liability company

By:	/s/ Joseph V. Fisher
Name:	Joseph V. Fisher
Its:	Managing Member

EXHIBITS

A-1                            Legal Description of Premises

A-2                            Legal Description of Shopping Center Parcel

A-3                            Depiction of Premises, Shopping Center Parcel and Exclusive Rights Area

B                                       Base Rent Schedule

C                                       Landlord Improvements

D                                       Tenant Improvements

EXHIBIT A-1

Legal Description of Premises

Parcel 1 on the attached Special Warranty Deed, recorded in Book 5048, Page 2283, Volusia County Records.

04/04/2003 14:09
Doc stamps 18375.00
(Transfer Amt $2625000)
Instrument # 2003-079034
Book: 5048
Page: 2283

SPECIAL WARRANTY DEED

SM NEWCO DAYTONA BEACH, LLC, a Delaware limited liability company

(“Grantor”)

AND

JOSEPH V. FISHER TWO, L.L.C., a Florida limited liability company, and LAVERN B.

FISHER TWO, L.L.C., a Florida limited liability company

(collectively, the “Grantee”)

Property Address:	260 Jimmy Ann Avenue
Daytona Beach, Volusia County, Florida

Tax Parcel No.	521400000065

Return recorded document to:	Korey, Sweet, McKinnon, Simpson, PA
595 W. Granada Blvd.
Ormond Beach, FL 32174-9448
Attention: Jeffrey C. Sweet, Esq.
Telephone (386) 677-3431
Facsimile (386)-673-0748

1

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED is made March   , 2003, between SM NEWCO DAYTONA BEACH, LLC, a Delaware limited liability company (the “Grantor”), whose address is c/o Developers Diversified Really Corporation, 3300 Enterprise Parkway, Beachwood, Ohio 44122 and JOSEPH V. FISHER TWO, L.L.C, a Florida limited liability company, and LAVERN B. FISHER TWO, L.L.C., a Florida limited liability company (the “Grantee” whether one or more) whose address is P.O. Box 420500, Summerland Key, Florida 33042-0500, Attn: Joseph V. Fisher;

WITNESSETH, Grantor does hereby give, grant, bargain, sell and confirm unto the Grantee, al that certain tract of land (the “Land”) situate on the City of Daytona Beach, County of Volusia, State of Florida, bounded and described on Exhibit A attached hereto.

BEING the same premises which SMC-SPE-1, INC., a Delaware corporation, by Quitclaim Deed dated October   , 2002 and recorded November 23, 2003 in Official Record Book 4969 Page 382 Public Records of Volusia County, Florida.

BEING 260 Jimmy Ann Avenue, Daytona Beach, Volusia County, Florida

BEING Tax Parcel No. 521400000065.

Together with all buildings and improvements located on the Land and fixtures attached thereto, and all rights and appurtenances pertaining to the Land, including all of Grantor’s interest in streets, alleys, easements and rights of way adjacent to or used in connection with, belonging or pertaining to the Land (collectively the “Property”).

This conveyance is made and accepted subject to all matters of public record; provided, however, that nothing contained in this deed shall be deemed or construed as an acknowledgment of the validity of the aforementioned matters of public record or as an extension or renewal thereof if they, or any of them, have expired or become unenforceable by their own terms or by limitation, violation or for any other reason.

The Grantor covenants with the Grantee that Grantor is lawfully seized in fee simple of the Property; that the Property is free from all encumbrances except as set forth herein, that Grantor has good right, full power and lawful authority to sell and convey the same to the Grantee and that the Grantor shall, and its assigns and successors shall, warrant and defend the same to the Grantee and its successors and assigns forever against the claims and demands of all persons claiming by, through, or under the Grantor, but not otherwise.

2

IN WITNESS WHEREOF, the Grantor, intending to be legally bound, has set Grantor’s hand and/or caused this deed to be executed as of the day and year first above written.

GRANTOR

Witnesses:	SM NEWCO DAYTONA BEACH, LLC, a
Delaware limited liability company
/s/ Catherine B. Kletecka
Name: Catherine B. Kletecka

	By:	/s/ Joan U. Allgood
[ILLEGIBLE]	Name:	Joan U. Allgood
Name: [ILLEGIBLE]	Title:	Vice President

This instrument was prepared by:
Matthew H. Werthman, Esquire
Klehr, Harrison, Harvey, Branzburg & Ellers LLP
260 S. Broad Street
Philadelphia, PA 19102

Send subsequent tax bills to:
Joseph V. Fisher Two, L.L.C. and
Lavern B. Fisher Two, L.L.C.
P.O. Box 420500
Summerland Key, Florida 33042-0500
Attn: Joseph V. Fisher

[ILLEGIBLE]
On behalf of Grantee

3

ACKNOWLEDGMENT

STATE OF OHIO

SS

COUNTY OF CUYAHOGA

On this, the 28th day of March, 2003, before me a Notary Public in and for the State and County noted above, the undersigned officer, personally appeared Joan U. Allgood, who acknowledged that he/she is the Vice Pres of SM NEWCO DAYTONA BEACH, LLC, a Delaware limited liability company, and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such officer.

In witness whereof, I hereunto set my hand and official seal.

/s/ Paul Jones	[SEAL]
Notary Public in and for the State of Ohio

My Commission Expires:
January 11, 2004

[ILLEGIBLE]

4

Book: 5048
Page: 2287
Diane M. Matousek
Volusia County, Clerk of Court

EXHIBIT A

PARCEL I (Fee Simple Parcel)

The following lands in Volusia County, Florida:

Part of the Southeast 1/4 of Section 14, Township 15 South, Range 32 East, Volusia County, Florida, more particularly described as follows:

Commence at the Northwest corner of the “Volusia Mall” Tract (as described in Official Records Book 1671, Pages 632 to 636 of the Public Records of Volusia County, Florida) said point being on the East right of way line of Bill France Boulevard (a 100.00 feet right of way - formerly Mason Avenue) and lying 1644.32 feet Northerly along said East right of way line from the North right of way line of U.S. Highway 92 (a 200.00 feet right of way); thence North 24º 24' 05" West along the East right of way line of Bill France Boulevard for a distance of 632.46 feet to the Southwest corner of the “Westwood Apartments” Tract (as described in Official Records Book 1998, Pages 729 to 731, in Official Records Book 2088, Page 827 to 829, of the Public Records of Volusia County, Florida); thence North 65º 29' 55" East along the South line of the said “Westwood Apartments” Tract and along the South line of a 30.00 feet wide drainage easement for a distance of 1101.21 feet to the Point of Beginning: thence continue North 65º 29' 55" East along said course for a distance of 533.58 feet to the West right of way line of Jimmy Ann Drive (a 90.00 feet right of way as described in Official Records Book 1830, Pages 1542 to 1543, of the Public Records of Volusia County, Florida); thence South 20º 11' 29" East along said West right of way line for a distance of 566.17 feet; thence South 67º 39' 47" West 637.00 feet; thence North 22º 20' 13" West 235.00 feet; thence North 67º 39' 47" East 225.00 feet; thence North 22º 20' 13" West 175.00 feet; thence South 67º 39' 47" West 100.00 feet; thence North 22º 20' 13" West 135.63 feet to the Point of Beginning.

PARCEL II (Easement Parcel):

Non-exclusive easements for ingress, egress, parking and utilities as disclosed in the Reciprocal Easement Agreement dated December 19 1979, between Southcoast - Volusia Associates, an Ohio general partnership, and H.J. Wilson Co. Inc., recorded December 28, 1979, in Official Records Book 2133, Page 1042, Volusia County Records.

PARCEL III (Easement Parcel)

Non-exclusive sign easements as disclosed in the Sign Easement dated December 19, 1979, between Volusia Mall Associates, an Ohio general partnership, and H.J. Wilson Co., Inc., recorded December 28, 1979, in Official Records Book 2133, Page 1062, Volusia County Records.

PARCEL IV (Easement Parcel):

Non-exclusive easement for vehicular access as disclosed in the Access Easement dated December 19, 1979, between Edward J. DeBartolo, Trustee, Volusia Mall Associates, an Ohio general partnership, H.J. Wilson Co., Inc. and Southcoast-Volusia Associates, an Ohio general partnership, recorded December 28, 1979, in Official Records Book 2133, Page 1067, Volusia County Records.

EXHIBIT A-2

Legal Description of Shopping Center Parcel

Parcel 1 on the attached Warranty Deed dated March 28, 2001, recorded in Book 4666, Page 890, Volusia County Records.

04/05/2001 14:26
Doc stamps 0.70
(Transfer Amt $ 100)
Instrument # 2001-064661
Book: 4666
Page: 890

Parcel to Number: 5214-00-00-0064

[ILLEGIBLE] 59-3365463

Warranty Deed

This Indenture,   Made this 28th day of         March, 2001 A.D. Between Joseph V. Fisher and LaVerne B Fisher, his wife,

of the County of MONROB              , State of Florida       , grantors, and JOSEPH V. FISHER, LLC, a Florida limited liability company where address is: Post Office Box 420500, SUMMERLAND KEY, Florida 33042

                                                                                                                           ,grantee.

Witnesseth that the GRANTORS, for and in consideration of the sum of               TEN & NO/100 ($10.00)            DOLLARS, and other good and valuable consideration to GRANTORS in land paid by GRANTEE, the receipt whereof is hereby acknowledged, have granted, [ILLEGIBLE] and sold to the said GRANTEE and GRANTEES [ILLEGIBLE] and against forever, the following described land, situate, lying and being in [ILLEGIBLE] County of Volusia State of Florida to win

See Schedule “A” Attached For Complete Legal Description

Subject to taxes for the year 2001 and subsequent years which are not yet due and payable.

Subject to restrictions, reservations and easements of record, if any, the mention of which shall not serve to reimpose the same.

[ILLEGIBLE]

and the grantors do hereby fully warrant the title to said land, and will defend the same against [ILLEGIBLE] claims of all persons whomsoever. In Witness Whereof, the grantors have hereunto XI their hands and seals the day and year first above written. Signed, sended and delivered in our presence:

/s/ Ronald E Dough		/s/ Joseph V. Fisher	(Seal)
Printed Name:	Ronald E Dough	Joseph V. Fisher
Witness as to Both		P.O. Address Post Office Box 420500, SUMMERLAND KEY. FL 33043

/s/ Mary T. Cain		/s/ Laverne B. Fisher	(Seal)
Printed Name:	MARY T. CAIN	Laverne B. Fisher
Witness as to Both		P.O. Address Post Office Box 420500, SUMMERLAND KEY. FL 33043

STATE OF FLORIDA
COUNTY OF MONROE

The forgoing instrument was acknowledged before on this 27th day of March, 2001 by Joseph V. Fisher and LaVerne B. Fisher, his wife,

Who the personally known to the or who have [ILLEGIBLE]
[ILLEGIBLE]
This [ILLEGIBLE] Prepared By:	/s/ Mary T. Cain
[ILLEGIBLE]	Printed Name:	MARY T. CAIN
595 W. GRANADA	NOTARY PUBLIC
[ILLEGIBLE]	My Commission Expires: 05/17/04.
MARY T. CAIN
[ILLEGIBLE]

Book: 4666
Page: 891

SCHEDULE “A”

PARCEL 1 - SHOPPING CENTER SHIP:

PART OF THE SOUTHEAST ¼ OF SECTION 14, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHWEST CORNER OF THE “VOLUSIA MALL” TRACT AS DESCRIBED IN OFFICIAL RECORD BOOK 1671, PAGES 623 TO 636, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID REFERENCE POINT BEING ON THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD (A 100.00 FOOT RIGHT-OF-WAY — FORMERLY MASON AVENUE) AND LYING 1614.32 FEET NORTHERLY ALONG SAID EAST RIGHT-OF-WAY LINE FROM THE NORTH RIGHT-OF-WAY LINE OF U.S. HIGHWAY 92 (A 200.00 FOOT RIGHT-OF-WAY); THENCE NORTH 24º 24' 05" WEST ALONG THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 597.46 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION:

THENCE CONTINUE NORTH 24º 24' 05" WEST ALONG SAID EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 35.00 FEET TO THE SOUTHWEST CORNER OF THE “WESTWOOD APARTMENT” TRACT AS DESCRIBED IN OFFICIAL RECORD BOOK 1998, PAGES 729 TO 731, AND OFFICIAL RECORD BOOK 2000, PAGES 827 TO 829, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE NORTH 65º29'55" EAST ALONG THE SOUTH LINE OF THE SAID “WESTWOOD APARTMENT” TRACT FOR A DISTANCE OF 1101.21 FEET; THENCE DEPARTING THE SOUTH LINE OF THE SAID “WESTWOOD APARTMENT” TRACT AND RUN SOUTH 22º20' 13" EAST FOR A DISTANCE OF 135.63 FEET; THENCE NORTH 67º39'47" EAST 100.00 FEET, THENCE SOUTH 22º20' 13" EAST 175.00 FEET; THENCE SOUTH 67º 39' 47" WEST 225.00 FEET; THENCE SOUTH 22º20'13" EAST 235.00 FEET; THENCE SOUTH 67º39'47" WEST 347.36 FEET; THENCE NORTH 22º20'13" WEST 46.93 FEET; THENCE SOUTH 67º 36'38" WEST 111.51 FEET; THENCE SOUTH 19º20'04" WEST 33.89 FEET; THENCE SOUTH 24º12'34" EAST 157.05 FEET; THENCE SOUTH 40º42'15" EAST 18.44 FEET; THENCE SOUHT 67º39'47" WEST 51.00 FEET; THENCE NORTH 24º24' 05" WEST 200.00 FEET; THENCE SOUTH 65º35'55" WEST 79.30 FEET; 46.60 FEET; THENCE NORTH 22º 22' 38" WEST 204.54 FEET; THENCE NORTH 65º29'55" EAST 317.66 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH ANY FASEMENT RIGHTS OF GRANTOR CREATED UPON THE FOLLOWING PARCELS IDENTIFIED AS PARCEL 2, PARCEL 3 AND PARCEL 4.

PARCEL 2 - DRAINAGE EASEMENT AREA:

PART OF THE SOUTHEAST ¼ OF SECTION 14, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHWEST CORNER OF THE “VOLUSIA MALL” TRACT AS DESCRIBED IN OFFICIAL RECORD BOOK 1671, PAGES 632 TO 636, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID REFERENCE POINT BEING ON THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD (A 100.00 FOOT RIGHT-OF-WAY — FORMERLY MASON AVENUE) AND LYING 1644.32 FEET NORTHERLY ALONG SAID EAST RIGHT-OF-WAY LINE OF U.S. HIGHWAY 92 (A 200.00 FOOT RIGHT-OF-WAY); THENCE NORTH 24º 24' 05" WEST ALONG THE EAST RIGHT-OF-WAY LINE FROM THE NORTH RIGHT-OF-WAY LINE OF U.S. HIGHWAY 92 (A 200.00 FOOT RIGHT-OF-WAY); THENCE NORTH 24º 24' 05" OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 632.46 FEET TO THE SOUHWEST CORNER OF THE “WESTWOOD APARTMENT” TRACT AS DESCRIBED IN OFFICIAL RECORD BOOK 1998, PAGES 729 TO 731, AND OFFICIAL RECORD BOOK 2088, PAGES 827 TO 829, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE NORTH 65º 29' 55' EAST ALONG THE SOURTH LINE OF THE SAID “WESTWOOD APARTMENT” TRACT FOR A DISTANCE OF 430.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION:

THENCE NORTH 24º24'05" WEST 30.00 FEET; THENCE NORTH 65º 29' 55" EAST 1194.00 FEET TO THE WEST RIGHT-OF-WAY LINE OF JIMMY ANN DRIVE (A 116.00 FOOT WIDE RIGHT-OF-WAY AS DESCRIBED IN OFFICIAL RECORD BOOK 2387, PAGES 749 TO 792, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA; THENCE SOUTH 20º 11'29" EAST ALONG SAID RIGHT-OF-WAY 30.09 FEET TO A POINT ON THE SOUTH LINE OF THE SAID “WESTWOOD APARTMENT” TRACT; THENCE SOUTH 65º 29' 55" WEST ALONG THE SOUTH LINE OF THE SAID “WESTWOOD APARTMENT” TRACT FOR A DISTANCE OF 1191.79 FEET TO THE POINT OF BEGINNING.

BOOK: 4666
PAGE: 892
Diane M. Matousek
Volusia County, Clerk of Court

SCHEDULE “A” CONTINUED

PARCEL 3 - ACCESS ROAD:

PART OF THE SOUTHEAST 1/4 OF SECTION 14, TOWNSHIP 15 SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHWEST CORNER OF THE “VOLUSIA MALL” TRACT AS DESCRIBED IN OFFICIAL RECORD BOOK 1671, PAGES 632 TO 636, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID REFERENCE POINT BEING ON THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD (A 100.00 FOOT RIGHT-OF-WAY — FORMERLY MASON AVENUE) AND LYING 1644.32 FEET NORTHERLY ALONG SAID EAST RIGHT-OF-WAY LINE FROM THE NORTH RIGHT-OF-WAY LINE OF U.S. HIGHWAY 92 (A 200.00 FOOT RIGHT-OF-WAY); THENCE NORTH 24º 24' 05" WEST ALONG THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 343.74 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION

THENCE CONTINUE NORTH 24º 24' 05" WEST ALONG SAID EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 58.72 FEET; THENCE DEPARTING SAID EAST RIGHT-OF-WAY LINE AND RUN NORTH 65º29'55" EAST 20000 FEET; THENCE NORTH 67º37'22" EAST 111.40 FEET; THENCE SOUTH 22º22'36" EAST 25.28 FEET; THENCE NORTH 67º52'02" EAST 46.60 FEET; THENCE SOUTH 22º50'42" EAST 21.06 FEET; THENCE SOUTH 67º35'19" WEST 156.53 FEET; THENCE SOUTH 62º02'59" WEST 200.38 FEET TO THE POINT OF BEGINNING.

PARCEL 4 - SIGN ACCESS AREA:

PART OF THE SOUTHEAST ¼ OF SECTION 14, TOWNSHIP IS SOUTH, RANGE 32 EAST, VOLUSIA COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

AS A POINT OF REFERENCE, COMMENCE AT THE NORTHWEST CORNER OF THE “VOLUSIA MALL” TRACT AS DESCRIBED IN OFFICIAL RECORD BOOK 1671, PAGES 632 TO 636, OF THE PUBLIC RECORDS OF VOLUSIA COUNTY, FLORIDA, SAID REFERENCE POINT BEING ON THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD (A 100.00 FOOT RIGHT-OF-WAY — FORMERLY MASON AVENUE) AND LYING 1644.32 FEET NORTHERLY ALONG SAID EAST RIGHT-OF-WAY LINE FROM THE NORTH RIGHT-OF-WAY LINE OF U.S. HIGH WAY 92 (A 200.00 FOOT RIGHT-OF-WAY); THENCE NORTH 24º 24' 05" WEST ALONG THE EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 331.76 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION:

THENCE CONTINUE NORTH 24º 24' 05" WEST ALONG SAID EAST RIGHT-OF-WAY LINE OF BILL FRANCE BOULEVARD FOR A DISTANCE OF 20.00 FEET; THENCE DEPARTING SAID EAST RIGHT-OF-WAY LINE AND RUN NORTH 65º37'03" EAST 30.60 FEET; THENCE SOUTH 24º24'05" EAST 20.00 FEET; THENCE SOUTH 65º 37'03" WEST 30.59 FEET TO THE POINT OF BEGINNING.

EXHIBIT A-3

Depiction of Premises, Shopping Center Parcel and Exclusive Rights Area

See attached three sheets depicting the three areas.

"Premises"

SITE IMPROVEMENT PLANS FOR
PROFESSIONAL OFFICE ADDITION TO VOLUSIA PLAZA

VACANT LAND
DRAINAGE EASEMENT
Westwood Apartments
P.O.B. Out Parcel (1)
P.O.B. Parcel II
PROPOSED OFFICE ADDITION
13,500 S.F.
Theater
General Retail Stores
Service Merchandise Store
NOT INCLUDED
Out Parcel (1)
Asphalt Roadway
FLOOD ZONE "X"
Parcel I
11.47 Ac.
Asphalt Parking Lot (Existing)
NOT INCLUDED
Out Parcel (2)
1.260 Ac.
(Sun Bank)
P.O.B. Parcel I, Out Parcel (2)
POINT OF COMMENCEMENT
N.W. Corner Volusia Mall Tract
Flood Zone "AH" (Elevation 28.0)
BILL FRANCE BLVD.
Parcel II Access Easement
VOLUSIA MALL
Flood Zone "AH" (Elevation 28.0)
Parcel II Reciprocal Easement Area
Jimmy Ann Drive

VICINITY MAP - NOT TO SCALE
SITE

PROJECT DATA

OWNER JOSEPH FISHER JOSEPH V. FISHER LLC P.O. BOX [illegible] SUMMERLAND KEY, FL [illegible] PHONE [illegible]	CIVIL ENGINEER/SURVEYOR TOMOKA ENGINEERING 900 S. RIDGEWOOD AVENUE DAYTONA BEACH, FL 32114 PHONE [illegible]
LANDSCAPE ARCHITECT STERN DESIGN GROUP, P.A. [illegible] S. BEACH ST. SUITE [illegible] DAYTONA BEACH, FL 32114 PHONE [illegible]	ARCHITECT BPF DESIGN INCORPORATED [illegible] SEAVIEW AVE DAYTONA BEACH, FL [illegible] PHONE [illegible]
LEGAL DESCRIPTION	SEE ATTACHED SURVEY
	11.47 ACRES
	SHOPPING CENTER
PROPOSED USE	OFFICE SPACE ADDITION TO SHOPPING CENTER
EXISTING RETAIL/OFFICE BUILDING AREA	[illegible] SF
EXISTING THEATER AREA	[illegible] SF
PROPOSED OFFICE ADDITION AREA	[illegible] SF (SINGLE STORY)
PROPOSED TOTAL BUILDING AREA	[illegible] SF
PROPOSED BUILDING COVERAGE	[illegible]

PARKING TABULATION

OFF-STREET PARKING REQUIRED [illegible] SF SHOPPING CENTER @ [illegible] SPACES/1000 SF	[illegible] SPACES
OFF-STREET PARKING PROVIDED	[illegible] SPACES (INCLUDES [illegible] HC SPACES)

GENERAL NOTES

[illegible]

UTILITY NOTES

[illegible]

EROSION CONTROL NOTES

[illegible]

TECHNICAL REVIEW COMMITTEE

TOMOKA ENGINEERING
CIVIL ENGINEERING & LAND SURVEYING
900 S. RIDGEWOOD AVE. DAYTONA BEACH, FL

SITE PLAN
PROFESSIONAL OFFICE ADDITION TO VOLUSIA PLAZA
BILL FRANCE BOULEVARD
DAYTONA BEACH, FLORIDA

PROJECT NO. T1025FISH
DRAWING REFERENCE NO. 025-SP1
ORIGINAL ISSUE DATE 00/19/2001
C-1

"Shopping Center Parcel"

TOMOKA ENGINEERING
CIVIL ENGINEERING & LAND SURVEYING
SITE IMPROVEMENT PLANS FOR PROFESSIONAL OFFICE ADDITION TO VOLUSIA PLAZA
DRAINAGE EASEMENT
P.O.B. Out Parcel (1)
PROPOSED OFFICE ADDITION 39,685 S.F. (SINGLE STORY) FINISHED FLOOR ELEV. 30.45
17,580 S.F. Theater
"Service Merchandise" Store
Out Parcel (1)
NOT INCLUDED
Asphalt Roadway
FLOOD ZONE "X"
Parcel I 11.41 AC.
Asphalt Parking Lot
Out Parcel (2) 1.260 Ac. (Sun Bank)
P.O.B. Parcel I, Out Parcel (2)
POINT OF COMMENCEMENT
Flood Zone "AH" (Elevation 29.0)
Flood Zone "AH" (Elevation 29.0)
Volusia Mall
Parcel II Reserved Easement Area
PROJECT DATA
PARKING TABULATION
VICINITY MAP - NOT TO SCALE
SITE
TECHNICAL REVIEW COMMITTEE
T1025FISH
025-SP1
C-1

"Exclusive Rights Area"

TOMOKA ENGINEERING
PROFESSIONAL OFFICE ADDITION TO VOLUSIA PLAZA
VACANT LAND
DRAINAGE EASEMENT
PROPOSED OFFICE ADDITION
17,580 S.F. Theater
"Service Merchandise" Store
Out Parcel (1)
Parcel I 11.47 Ac.
NOT INCLUDED
Out Parcel (2) 1.240 Ac. (Sun Bank)
Asphalt Parking Lot
Asphalt Roadway
Volusia Mall
Flood Zone "AH" (Elevation 29.0)
Jimmy Ann Drive
Bill France Blvd
POINT OF COMMENCEMENT
VICINITY MAP - NOT TO SCALE
SITE
PROJECT DATA
GENERAL NOTES
PARKING TABULATION
SITE PLAN
T1025FISH
025-SP1
03/19/2001
C-1

EXHIBIT B

BASE RENT SCHEDULE

Initial Term

11/1/03-10/31/04 - $26,418.33 per month

11/1/04-10/31/05 - $27,210.88 per month

11/1/05-10/31/06 - $28,027.21 per month

11/1/06-10/31/07 - $28,868.03 per month

11/1/07-02/28/09 - $29,734.07 per month

First Extended Term

03/1/09-02/28/10 - $30,626.09 per month

03/1/10-02/28/11 - $31,544.87 per month

Additional Extended Terms

03/1/11-02/29/12 - $32,491.22 per month

03/1/12-02/28/13 - $33,465.95 per month

03/1/13-02/28/14 - $34,469.93 per month

03/1/14-02/28/15 - $35,504.03 per month

EXHIBIT C

LANDLORD IMPROVEMENTS

At its sole cost, expense and risk, Landlord shall complete the following work in the Premises in accordance with Section 1.2 of the Lease:

1.                                      Ensure that all mechanical systems (including the electrical, plumbing, HVAC, fire suppression, and security systems), dock doors and levelers are in good working order.

2.                                      Ensure that the roof, walls and foundation are structurally sound and the roof is free from leaks.

3.                                      Remove the Service Merchandise sign.

4.                                      Paint the exterior of the Building the same color as the Vital Works building located on the Shopping Center Parcel.

5.                                      Completely level all recesses in the terrazzo floor.

6.                                      Broom sweep the interior and remove all debris.

EXHIBIT D

TENANT IMPROVEMENTS

1.                                      Patch and paint the office walls.

2.                                      Patch or replace broken drywall panels in offices and warehouse.

3.                                      Construct offices along east wall.

4.                                      Refurbish existing offices.

5.                                      Install commercial grade carpet throughout the office area.

6.                                      Replace broken or missing ceiling tiles.

7.                                      Reconstruct restrooms, as necessary.